Exhibit 99.1




     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-QSB (the "Report") of INVU, Inc. (the "Company") for the quarterly period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           By:  /s/ David Morgan
                                              ----------------------------------
                                              David Morgan, President & Chief
                                              Executive Officer
                                              (Principal Executive Officer)


                                           By:  /s/ John Agostini
                                              ----------------------------------
                                              John Agostini, Vice President-
                                              Chief Financial Officer &
                                              Secretary
                                              (Principal Financial Officer)